UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2023

Repare Therapeutics Inc.

(Exact Name of Registrant as Specified in Its Charter)

Québec	001-39335	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7171 Frederick-Banting, Building 2, Suite 270 St-Laurent, Québec, Canada	H4S 1Z9
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 412-7018

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, no par value	RPTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

Repare Therapeutics Inc. (the “Company”) will host a conference call and webcast beginning at 8:00 a.m. Eastern Time on Wednesday, November 15, 2023, at which the Company will present on the progress of its RP-1664 and RP-3467 programs. The Company’s RP-1664 product candidate is a selective, oral PLK4 inhibitor that is synthetic lethal with TRIM37 amplification or overexpression in solid tumors. The Company’s RP-3467 product candidate is an inhibitor of DNA polymerase theta (“Polq”). Polq is a synthetic lethal target associated with homologous recombination deficiency tumors, including those with BRCA1/2 mutations or other genomic alterations. The Company is posting a copy of the presentation to be used on the conference call and webcast to the “Investors & Media” section of its website at https://ir.reparerx.com/investor-relations.

The information contained in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

The Company’s website and any information contained on the Company’s website are not incorporated into this Current Report on Form 8-K.

Item 8.01	Other Events.

On November 15, 2023, the Company issued a press release announcing highlights of its conference call and webcast, including the proposed timing of the Company’s Phase 1 clinical trials of RP-1664 and RP-3467. A copy of the release is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibit.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated November 15, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPARE THERAPEUTICS INC.

By:	/s/ Lloyd M. Segal
Lloyd M. Segal
President and Chief Executive Officer

Dated: November 15, 2023